EPIC FINANCIAL CORPORATION
                           3300 IRVINE AVE.
                               SUITE 220
                        NEWPORT BEACH, CA 92660
                       TELEPHONE - 949.622.1130
                          FAX - 949.622.1134

                             PRESS RELEASE

Contact Person:  William R. Parker, President      Symbol:  OTCBB: EPFL

   EPIC FINANCIAL CORPORATION SUBSIDIARY TO ENTER INTO ALLIANCE WITH
             LEADING LATINO COMMUNITY SERVICE ORGANIZATION

Newport Beach, CA. August 12, 2003 - William R. Parker, President of Epic Financial Corporation (OTCBB: EPFL), announced today that the Company's wholly-owned subsidiary, American National Mortgage, is entering into a strategic alliance with Hermandad Mexicana Latinoamericana, Inc. to offer mortgage services to its members and to assist Hermandad Mexicana Latinoamericana, Inc. in the development of its own mortgage lending business operations.

Hermandad Mexicana Latinoamericana, Inc. is a Santa Ana, California - based company that provides various social, educational and financial services to the Latino community throughout California. It has a member base of 150,000 individuals and is the largest non-public, community service organization focused on the burgeoning Latino population in California. Currently, Hermandad Mexicana Latinoamericana markets financial, banking and insurance services to its Latino clientele.

Mr. Parker said, "American National Mortgage is pleased to enter into this strategic alliance, whereby, initially, we will offer mortgage services to the Hermandad Mexicana Latinoamericana member base. At the same time, we will train certain of the organization's staff members to serve as mortgage brokers and assist with the mortgage broker licensing of Hermandad Mexicana Latinoamericana by the State of California. Our ultimate mutual goal is for Hermandad Mexicana Latinoamericana to operate as a fully licensed, Fannie Mae-approved mortgage broker with American National Mortgage acting as its mortgage banker."

Nativo   Lopez,   Chief   Executive  Officer  of   Hermandad   Mexicana
Latinoamericana, stated, "We are looking forward to our working relationship with American National Mortgage. We believe that the addition of mortgage services to the list of financial services we presently offer our members will be extremely well received by our membership and will lead to a further expansion of our membership."

About Epic Financial Corporation

Epic Financial Corporation is a financial services holding company, which provides a network to mortgage bankers, brokers, both retail and wholesale through our wholly-owned mortgage company. For further information about the Company please look at our website, http://www.4epic.com.

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A  number  of  statements  referenced in this Release,  and  any  other interviews that have been made, are forward-looking statements, which are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, and within the meaning of
Section 27A of the Securities Act of 1933 and Section 21B of the Securities Exchange Act of 1934. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, and goals, assumption of future events or performance are not statements of historical fact and may be "forward-
looking   statements."   Forward  looking  statements  are   based   on
expectations, estimates and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently
anticipated.   Forward  looking  statements  in  this  actions  may  be
identified  through  the  use  of  words  such  as  "expects,"  "will,"
"anticipates,"   "estimates,"  "believes,"  or  statements   indicating
certain  actions  "may,  "could," or "might," occur.   Such  statements
reflect the current views of Epic Financial Corporation with respect to future events and are subject to certain assumptions, including those described in this release. These forward-looking statements involve a number of risks and uncertainties, including the timely development and market acceptance of products, services, and technologies, competitive market conditions, successful integration of acquisitions, the ability to secure additional sources of financing, the ability to reduce operating expenses, and other factors described in the Company's
filings  with  the  Securities  and Exchange  Commission.   The  actual
results  that  the  Company  achieves may differ  materially  from  any
forward-looking  statements due to such risks and  uncertainties.   The
Company does not undertake any responsibility to update the "forward-looking" statements contained in this news release.